Accounting pronouncements recently adopted	12 Months Ended
Dec. 31, 2022
Accounting Changes and Error Corrections [Abstract]
Accounting pronouncements recently adopted	Accounting pronouncements recently adopted
a) Debt with conversion and other options
The Company adopted the new standard for debt with conversion and other options effective January 1, 2022. In September 2020, the FASB issued ASU 2020-06, Debt – Debt with Conversion and Other Options and Derivatives and Hedging – Contracts in Entity’s own Equity. This accounting standard update was issued to address issues identified as a result of the complexity associated with applying US GAAP for certain financial instruments with characteristics of liabilities and equity. The adoption of this new standard did not have a material impact to the consolidated financial statements.